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                                                                  EXHIBIT 10.18

[BLOCKBUSTER LOGO APPEARS HERE]


                                  MEMORANDUM

                                                                   CONFIDENTIAL

TO:             Joe Phillips

FROM:           Steve Becker

DATE:           June 22, 1998

SUBJECT:        Retention Agreement

-------------------------------------------------------------------------------

Joe,

Per your discussions with Bill Roskin and John Antioco, the following items represented the full agreement regarding your employment with Blockbuster.

Salary (see new contract)
-------------------------

 . Move your base salary from $318,000 to $365,000 retro to January 1, 1998. . STIP remains at 50% of base salary.
 . Guarantee of no less than $20,000 salary increase annually for term of contract.

Contract (see new contract)
---------------------------

 . New 3-1/2 year employment contract starting on January 1, 1998 and ending on June 30, 2001.

Retention
---------

 .  A three-year retention plan (1999, 2000, 2001) as noted below

                     ---------------------------------------------------------
                     |                           YEAR                        |
|--------------------|-------------------------------------------------------|
|  Incentive Amount  |    6 / 1999      |      6 / 2000    |    6 / 2001     |
|--------------------|------------------|------------------|-----------------|
|      $ 50,000      |    $ 50,000*     |                  |                 |
|--------------------|------------------|------------------|-----------------|
|      $ 50,000      |                  |      $ 50,000    |                 |
|--------------------|------------------|------------------|-----------------|
|      $ 50,000      |                  |                  |    $ 50,000     |
|--------------------|------------------|------------------|-----------------|
|      $150,000      |    $ 50,000      |      $ 50,000    |    $ 50,000     |
|--------------------|------------------|------------------|-----------------|

Approach:
--------

Award payout determined as follows:

 .  60% retention - payout if person is in "good standing"
 .  40% accomplishment of key objectives (year 2K, IS strategic plan, etc.)

Note:
----

 . *Company agrees to make June, 1999 payment of $30,000 early (June, 1998) resulting in $20,000 payments in 1999.

Joe, please let me know if you have any questions.